                       LETTER OF ELECTION AND TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               UNILAB CORPORATION
                                       TO

                      QUEST DIAGNOSTICS NEWCO INCORPORATED
                          A WHOLLY OWNED SUBSIDIARY OF

                         QUEST DIAGNOSTICS INCORPORATED

PURSUANT TO THE PROSPECTUS DATED AUGUST 6, 2002, AS AMENDED AND SUPPLEMENTED BY
               PROSPECTUS SUPPLEMENT NO. 1 DATED JANUARY 21, 2003

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, FEBRUARY 3, 2003, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED
 PURSUANT TO THIS OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF
                                   THE OFFER.

                          The Offer Exchange Agent is:
                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

              By Mail:                             By Facsimile:                  By Overnight or Hand Delivery:



   Computershare Trust Company of         Computershare Trust Company of          Computershare Trust Company of
              New York                               New York                                New York
         Wall Street Station               By Facsimile: (212) 701-7636                 Wall Street Plaza
            P.O. Box 1010                    Telephone: (212) 701-7624              88 Pine Street, 19th Floor
    New York, New York 10268-1010                                                    New York, New York 10005

     Delivery of this Letter of Election and Transmittal to an address or transmission via a facsimile number other than as set forth above will not constitute a valid delivery to the Offer Exchange Agent. You must sign this Letter of Election and Transmittal where indicated below, with signature guarantee if required, and complete the Substitute Form W-9 provided below.

     The instructions contained within this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

---------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                      SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
             APPEAR(S) ON SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL NUMBER OF
                                                               SHARE CERTIFICATE     SHARES EVIDENCED BY      NUMBER OF SHARES
                                                                   NUMBER(S)*       SHARE CERTIFICATE(S)*        TENDERED**
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by stockholders delivering Shares by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Offer Exchange Agent are being tendered hereby. See Instruction 4.

 [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.
--------------------------------------------------------------------------------

     This Letter of Election and Transmittal is to be used by stockholders of Unilab Corporation (the "Company") if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an agent's message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Offer Exchange Agent at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth under "The Offer -- Procedure for Tendering and Electing" in the Prospectus (as defined below)).

     As previously announced, subsequent to the commencement of the Offer, Quest Diagnostics and the Company received a request for additional information from the Federal Trade Commission ("FTC") pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. After complying with the request for additional information, Quest Diagnostics and the Company continued discussions with the FTC regarding their transaction and, as a result of such discussions, Quest Diagnostics has submitted a proposal to the FTC to divest (the "Divestiture Transaction") certain of its assets in Northern California to a third party after the consummation of the merger between the Company and Quest Diagnostics Newco Incorporated, a wholly owned subsidiary of Quest Diagnostics (the "Purchaser"). Quest Diagnostics is not required to consummate the Offer if the FTC has not provisionally approved the consent decree reflecting, among other things, the Divestiture Transaction.

     As a result of the Divestiture Transaction, on January 4, 2003, Quest Diagnostics and the Company entered into an amendment (the "Merger Agreement Amendment") to their Agreement and Plan of Merger, dated as of April 2, 2002, as previously amended on May 13, 2002, June 20, 2002 and September 25, 2002 (as so amended, the "Amended Merger Agreement"). Pursuant and subject to the Amended Merger Agreement, Company stockholders may now elect to receive either 0.3424 of a Quest Diagnostics share or $19.10 in cash for each Company share that is validly tendered and not withdrawn in the Offer, as compared to 0.3256 of a Quest Diagnostics share or $26.50 in cash under the original terms of the Offer. ADDITIONALLY, IN CONTRAST TO THE ORIGINAL TERMS OF THE OFFER (WHERE AN IMPROPER ELECTION WAS DEEMED TO BE AN ELECTION TO RECEIVE QUEST DIAGNOSTICS SHARES), COMPANY STOCKHOLDERS WHO FAIL TO PROPERLY MAKE AN ELECTION WILL NOW BE DEEMED TO HAVE ELECTED TO RECEIVE CASH IN EXCHANGE FOR ALL OF THEIR VALIDLY TENDERED SHARES, AND WILL RECEIVE $19.10 IN CASH, WITHOUT INTEREST, FOR EACH SHARE VALIDLY TENDERED FOR EXCHANGE, SUBJECT TO THE PRORATION DESCRIBED BELOW AND IN THE PROSPECTUS.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Offer Exchange Agent prior to the expiration date (as defined in the Prospectus, dated August 6, 2002, and as amended and supplemented by Prospectus Supplement No. 1 (the "Prospectus")), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedures set forth under "The
Offer -- Procedure for Tendering and Electing -- Guaranteed Delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE OFFER EXCHANGE AGENT.

                                    ELECTION
                        (See Instructions 2, 12 and 13)

Please list the total number of Shares held by you: --------------------

Number of Shares being tendered: --------------------

[ ] CHECK HERE IF YOU ARE ELECTING TO RECEIVE CASH FOR ALL YOUR SHARES, SUBJECT TO PRORATION.

[ ] CHECK HERE IF YOU ARE ELECTING TO RECEIVE QUEST DIAGNOSTICS SHARES FOR ALL YOUR SHARES, SUBJECT TO PRORATION.

[ ] CHECK HERE TO EXCHANGE __________ SHARES FOR CASH AND THE REMAINDER FOR QUEST DIAGNOSTICS SHARES, SUBJECT TO PRORATION.

                                TENDER OF SHARES

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE OFFER EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
    ----------------------------------------------------------------------------

     Account Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE OFFER EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s): ----------------------------------------

     Window Ticket No. (if any): -----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery: --------------

     Name of Institution that Guaranteed Delivery: -----------------------

     If delivery is by book-entry transfer, give the following information:

     Account
     Number: ------------------------------------------------------------

     Transaction Code Number: --------------------------------------------------

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     Ladies and Gentlemen:

     The undersigned hereby delivers to Quest Diagnostics Newco Incorporated ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of Quest Diagnostics Incorporated, a Delaware corporation ("Quest Diagnostics"), the above-described shares of common stock, par value $.01 per share ("Shares"), of Unilab Corporation, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to exchange each outstanding Share for, at the election of the holder thereof, (i) 0.3424 of a share of common stock, par value $.01 per share, of Quest Diagnostics ("Quest Diagnostics Shares") or (ii) $19.10 in cash, without interest, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Election and Transmittal (which, together with any amendments or supplements thereto, collectively constitutes the "Offer"). Receipt of the Offer is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more wholly owned subsidiaries, the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will not prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment in the Offer.

     The undersigned elects to have his, her or its Shares exchanged pursuant to one or more of the following options, in the manner indicated in the "Election" box above:

     - cash election: the undersigned elects to exchange each of his, her or its tendered Shares for $19.10 in cash, without interest, subject to proration as described below and in the Prospectus;

     - stock election: the undersigned elects to exchange each of his, her or its tendered Shares for 0.3424 of a Quest Diagnostics Share, subject to proration as described below and in the Prospectus; or

     - the undersigned elects to exchange some of his, her or its tendered Shares for cash and elects to exchange others of his, her or its Shares for Quest Diagnostic Shares, subject to proration as described below and in the Prospectus.

     THE AGGREGATE CASH CONSIDERATION THAT THE UNDERSIGNED MAY RECEIVE IN THE OFFER IS SUBJECT TO A PRO RATA REDUCTION BECAUSE NOT MORE THAN 41.62% OF THE NUMBER OF SHARES OUTSTANDING IMMEDIATELY PRIOR TO THE EXPIRATION OF THE OFFER, WHICH WE REFER TO AS THE MAXIMUM CASH ELECTION NUMBER, CAN BE EXCHANGED FOR CASH. If the maximum cash election number is exceeded, each tendered Share properly electing to receive $19.10 in cash, without interest, will be exchanged for (a) an amount of cash, without interest, equal to the product of (x) $19.10 and (y) a fraction (referred to as the cash fraction), the numerator of which will be the maximum cash election number (that is, 41.62% of the number of Shares outstanding immediately prior to expiration of the Offer), and the denominator of which will be the total number of validly tendered and not withdrawn Shares electing to receive the cash consideration, and (b) a number of Quest Diagnostics Shares equal to the product of (x) 0.3424 of a Quest Diagnostics Share and (y) a fraction equal to one minus the cash fraction.

     THE AGGREGATE STOCK CONSIDERATION THAT THE UNDERSIGNED MAY RECEIVE IN THE OFFER IS SUBJECT TO A PRO RATA REDUCTION BECAUSE NOT MORE THAN 8,500,000 QUEST DIAGNOSTICS SHARES WILL BE ISSUED IN THE OFFER AND THE SUBSEQUENT MERGER OF THE COMPANY WITH THE PURCHASER (THE "MERGER"). If the number of Quest Diagnostics Shares issuable in respect of the Designated Shares (as defined below) would exceed 8,500,000, then, in the Offer, all Shares properly electing to receive
0.3424 of a Quest Diagnostics Share, which we refer to as stock-electing Shares, will be exchanged on a pro rata basis for a combination of cash and Quest Diagnostics Shares so that the number of Quest Diagnostics Shares (1) issued in respect of the stock-electing Shares and (2) issuable in respect of the non-tendered Shares, the restricted Shares and the underlying option Shares does not exceed 8,500,000. In such event, (a) each Share properly electing to receive cash will be exchanged for $19.10 in cash, without interest, and (b) each stock-electing Share will be exchanged for:

     - a number of Quest Diagnostics Shares equal to the product of (1) 0.3424 and (2) a fraction, which we refer to as the stock fraction, the numerator of which will be the quotient obtained by dividing the Maximum Stock Number (as defined below) by 0.3424, and the denominator of which will be the number of stock-electing Unilab shares and the number of non-tendered Shares, and

     - an amount in cash equal to the product of (1) $19.10 in cash, without interest, and (2) a fraction equal to one minus the stock fraction.

     For purposes of the Offer and the Merger, we refer to:

     - all Shares that are not tendered in, or are validly tendered and properly withdrawn from, the Offer, other than the Shares with respect to which appraisal rights have been exercised as, the "non-tendered Shares";

     - 50,000 restricted Company shares issued in January 2002 as the "restricted Shares"; and

     - all Company options outstanding on the acceptance date that will be converted into options to acquire Quest Diagnostics Shares as the "underlying option Shares".

     We refer to all of the stock-electing Shares, the non-tendered Shares, the restricted Shares and the underlying option Shares collectively as the "Designated Shares."

     The "Maximum Stock Number" means 8,500,000 less the number of Quest Diagnostics Shares issuable in respect of the restricted Shares and the underlying option Shares outstanding on the acceptance date (after giving effect to any exercises of the underlying option shares in connection with the Offer prior to the acceptance date).

     IF YOU FAIL TO PROPERLY MAKE AN ELECTION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE CASH IN EXCHANGE FOR ALL OF YOUR VALIDLY TENDERED SHARES, AND YOU WILL RECEIVE $19.10 IN CASH, WITHOUT INTEREST, FOR EACH SHARE YOU VALIDLY TENDER FOR EXCHANGE, SUBJECT TO THE PRORATION DESCRIBED ABOVE AND IN THE PROSPECTUS.

     Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of,

Purchaser all right, title and interest in and to all Shares that are being tendered hereby (and any and all non-cash dividends, non-cash distributions, including, without limitation, distributions of additional Shares, and rights declared, paid or distributed in respect of such Shares on or after the date of execution of this Letter or Election and Transmittal (collectively, "Distributions")) and irrevocably constitutes and appoints Computershare Trust Company of New York (the "Offer Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Election and Transmittal, the undersigned hereby irrevocably appoints Michael E. Prevoznik and Leo C. Farrenkopf, Jr., in their respective capacities as employees of Quest Diagnostics or Purchaser, and any individual who shall thereafter succeed to any office of Quest Diagnostics or Purchaser held by either of them, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote in such manner as each such attorney-in-fact and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby that have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not adjourned or postponed) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall, without further action, revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claims. The undersigned, upon request, will execute and deliver all additional documents deemed by the Offer Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Offer Exchange Agent for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such total consideration, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "The Offer -- Procedures for Tendering and Electing" in the Prospectus and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the Shares tendered hereby.

     Unless otherwise indicated below in the box entitled "Special Payment Instructions", please issue the Quest Diagnostics Shares, and/or a check for any cash consideration or cash received in lieu of fractional Quest Diagnostics Shares payable pursuant to the Offer, and return any certificates for Shares not tendered or not accepted for exchange in the Offer, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions", please mail the Quest Diagnostics Shares and/or a check for any cash consideration or cash received in lieu of fractional Quest Diagnostics Shares (and any accompanying documents, as appropriate), and return any certificates for Shares not tendered or accepted for exchange in the Offer, to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered" on the reverse hereof. In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the Quest Diagnostics Shares and/or a check for any cash consideration or cash received in lieu of fractional Quest Diagnostics Shares (and any accompanying documents, as appropriate) and return any certificates for Shares not tendered or not accepted for exchange in the Offer to the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the Quest Diagnostic Shares and/or the check for cash payable in the Offer are to be issued in the name of someone other than the undersigned or if the certificates for Shares not tendered or not accepted for exchange in the Offer are to be issued in the name of someone other than the undersigned.

   Issue [ ] Check and
         [ ] Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

   Account
   Number:
   -------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the Quest Diagnostics Shares and/or the check for cash payable in the Offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered" or if the certificates for Shares not tendered or not accepted for exchange in the Offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered".

   Mail: [ ] Check and
         [ ] Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)
          ------------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                  (Please Complete Substitute Form W-9 Below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:
--------------------------- , 2003.

Name(s):
--------------------------------------------------------------------------------
                                  PLEASE PRINT

Capacity (full title):
                ----------------------------------------------------------------
                               SEE INSTRUCTION 5

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCLUDE ZIP CODE

Daytime Area Code and Telephone No.:
                              --------------------------------------------------

Taxpayer Identification or Social Security No.:
                                   ---------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                        PLACE GUARANTEE IN SPACE BELOW.

Name of Firm:
           ---------------------------------------------------------------------
                                  PLEASE PRINT

Address:
       -------------------------------------------------------------------------
                                INCLUDE ZIP CODE

Authorized Signature:
                ----------------------------------------------------------------

Name(s):------------------------------------------------------------------------

Area Code and Telephone Number:
                           -----------------------------------------------------

Dated:
--------------------------- , 2003

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. All signatures on this Letter of Election and Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agents Medallion Signature Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being, an "Eligible Institution"), unless (i) this Letter of Election and Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby, and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Election and Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Election and Transmittal is to be used and completed by stockholders of the Company if (a) Share certificates ("Share Certificates") are to be forwarded to the Offer Exchange Agent herewith or, (b) unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedure for tenders by book-entry transfer set forth in the section entitled "The Offer -- Procedure for Tendering and Electing" of the Prospectus.

     For a stockholder to validly tender Shares pursuant to the Offer, the stockholder must either (a) deliver to the Offer Exchange Agent a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other required documents, and the certificates representing the Shares tendered, or (b) deliver to the Offer Exchange Agent either (1) a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees, or
(2) an Agent's Message (as defined below), in each case with any other required documents, and must transfer the Shares tendered pursuant to the procedures for book-entry transfer set forth herein and in the section of the Prospectus entitled "The Offer -- Procedure for Tendering and Electing". A tender by book-entry transfer will be complete upon receipt by the Offer Exchange Agent of a book-entry confirmation from the Book-Entry Transfer Facility.

     In each case, the Offer Exchange Agent must receive this Letter of Election and Transmittal and the Shares (or, in the case of a book-entry transfer, this Letter of Election and Transmittal or the Agent's Message, and a book-entry confirmation, as described below) at one of its addresses set forth herein prior to the expiration of the Offer.

     Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Offer Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and described in "The Offer -- Procedure for Tendering and Electing -- Guaranteed Delivery" in the Prospectus.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Offer Exchange Agent prior to the expiration date, and (iii) the certificates for all tendered Shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Offer Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Offer Exchange Agent and form a part of the book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of the book-entry confirmation, that the participant has received and agrees to be bound by the terms of this Letter of Election and Transmittal and that Purchaser may enforce the agreement against the participant.

     The signatures on this Letter of Election and Transmittal cover the Shares tendered hereby. If Shares are forwarded to the Offer Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Election and Transmittal must accompany each delivery.

     THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF ELECTION AND TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE OFFER EXCHANGE AGENT (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be exchanged. By execution of this Letter of Election and Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided on the reverse hereof under "Description of Shares Tendered" is inadequate, Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all Shares evidenced by any Share Certificate are to be tendered to the Offer Exchange Agent hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Share Certificates will be sent to the person(s) signing this Letter of Election and Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" or "Special Payment Instructions" on the reverse hereof, as soon as practicable after the expiration date or the termination of the Offer. All Shares represented by Share Certificates delivered to the Offer Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such persons must sign this Letter of Election and Transmittal.

     If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of such certificates.

     If this Letter of Election and Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Share Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Election and Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Company will pay or cause to be paid all stock transfer taxes with respect to the sale and transfer of any Shares to it or to its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the overall consideration paid for such Shares exchanged, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Payment and Delivery Instructions. If Quest Diagnostics Shares and/or a check for cash payable in the offer, and/or Share Certificates not tendered or not accepted for payment, are to be issued to a person other than the person(s) signing this Letter of Election and Transmittal, or if such check or any such Quest Diagnostics Shares or Share Certificates are to be sent to a person other than the signer of this Letter of Election and Transmittal or to the person(s) signing this Letter of Election and Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes herein must be completed.

     8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below, or to your broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Prospectus, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address or phone number set forth below.

     9. Substitute Form W-9. Each tendering stockholder is required to provide the Offer Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct, that such stockholder is not subject to backup withholding of federal income tax and that such stockholder is a U.S. person. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to federal income tax withholding at a 30% withholding rate for any payments made to the stockholder prior to January 1, 2004. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, and the Offer Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Offer Exchange Agent will withhold 30% on all payments of the purchase price made prior to January 1, 2004, to such stockholder until a TIN is provided to the Offer Exchange Agent.

     10. Waiver of Conditions. Purchaser reserves the absolute right in its sole discretion (subject to the terms of the Merger Agreement, dated as of April 2, 2002, and amended as of May 13, 2002, June 20, 2002, September 25, 2002 and January 4, 2003, among Quest Diagnostics, Purchaser and the Company) to waive any of the specified conditions to the Offer.

     11. Lost, Destroyed or Stolen Share Certificates. If any Share Certificate(s) has (have) been lost, destroyed or stolen, the stockholder should promptly notify the Company's transfer agent, First Union National Bank Corporate Trust, by calling 800-829-8432. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Election and Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed and a new Share Certificate is issued. The replacement of a lost certificate will cost 2% of the market value of the lost Shares or a minimum administrative surety bond filing fee of $25.00. If you have lost your certificates, please remember to check the box on the first page of this Letter of Election and Transmittal.

     12. Revocation or Change of Election. If you have previously tendered your Unilab shares and properly made an election pursuant to the Original Exchange Offer, you are not required to change your previous election but such election will be subject to the terms and conditions of the Amended Exchange Offer. However, if you wish to change your election, you must withdraw your previously tendered shares in order to do so. Following an effective withdrawal, you may change your election and re-tender your withdrawn Unilab shares at any time prior to the expiration date by following one of the procedures described in the Prospectus under the caption entitled "Procedure for Tendering and Electing".

     13. Election Procedure. To properly complete the "Election" box, you must indicate the number of Shares owned by you, the number of Shares being tendered hereby and whether, with respect to such Shares, you are electing to receive cash or Quest Diagnostics Shares. IF YOU FAIL TO PROPERLY MAKE AN ELECTION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE CASH IN EXCHANGE FOR ALL OF YOUR VALIDLY TENDERED SHARES, AND YOU WILL RECEIVE $19.10 IN CASH, WITHOUT INTEREST, FOR EACH SHARE YOU VALIDLY TENDER FOR EXCHANGE, SUBJECT TO THE PRORATION DESCRIBED ABOVE AND IN THE PROSPECTUS.

     IMPORTANT: THIS LETTER OF ELECTION AND TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE OFFER EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE OFFER EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE, PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Offer Exchange Agent (as payer) with such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Offer Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30% for payments made prior to January 1, 2004. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8 BEN, or other appropriate form), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Offer Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his, her or its tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Offer Exchange Agent is required to withhold 30% of any payments made to the stockholder prior to January 1, 2004. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder, the stockholder is required to notify the Offer Exchange Agent of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) (i) such stockholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE OFFER EXCHANGE AGENT

     The stockholder is required to give the Offer Exchange Agent the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Offer Exchange Agent is not provided with a TIN within 60 days, the Offer Exchange Agent will withhold 30% of all payments of the purchase price to such stockholder made prior to January 1, 2004 until a TIN is provided to the Offer Exchange Agent.

-------------------------------------------------------------------------------------------------------------------
                               PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
-------------------------------------------------------------------------------------------------------------------
                              PART I -- Taxpayer Identification                 -------------------------------
        SUBSTITUTE            Number -- For all accounts, enter your                Social security number
         FORM W-9             taxpayer identification number in the box at                    or
     DEPARTMENT OF THE        right. (For most individuals, this is your
         TREASURY             social security number. If you do not have a      -------------------------------
 INTERNAL REVENUE SERVICE     number, see "Obtaining a Number" in the           Employer identification number
                              enclosed Guidelines.) Certify by signing and  (If awaiting TIN, write "Applied For")
    PAYER'S REQUEST FOR       dating below. Note: If the account is in
  TAXPAYER IDENTIFICATION     more than one name, see the chart in the
       NUMBER (TIN)           enclosed Guidelines to determine which
                              number to give the payer.
                             --------------------------------------------------------------------------------------
                              PART II -- For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------------------------------------------

CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a United States person (including a United States resident alien).
CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
Guidelines.)
-------------------------------------------------------------------------------------------------------------------------

 SIGNATURE: -------------------------------------------------------------------------------------------------------------- DATE:
 -------------------------------------------------------------------------------------------------------------------------------- ,
 200
 ----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

---------------------------------------------------------------------------------------------
                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN
 ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
 IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY
 ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE.
 I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF
 PAYMENT, 30% OF ALL REPORTABLE CASH PAYMENTS MADE TO ME THEREAFTER AND PRIOR TO JANUARY 1,
 2004 WILL BE WITHHELD UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

 SIGNATURE:
  ----------------------------------------------------------  DATE:--------------------
---------------------------------------------------------------------------------------------

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                                        15

     This Letter of Election and Transmittal and certificates for Shares and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Offer Exchange Agent at one of its addresses or to the facsimile number set forth below.

                          The Offer Exchange Agent is:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

   By Facsimile Transmission (for Eligible Institutions only): (212) 701-7636
                      Confirm by Telephone: (212) 701-7624

            By Mail:                        By Facsimile:            By Overnight or Hand Delivery:
 Computershare Trust Company of    Computershare Trust Company of    Computershare Trust Company of
            New York                          New York                          New York
       Wall Street Station          By Facsimile: (212) 701-7636            Wall Street Plaza
          P.O. Box 1010               Telephone: (212) 701-7624        88 Pine Street, 19th Floor
  New York, New York 10268-1010                                         New York, New York 10005

                             ---------------------

     Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Prospectus, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and other Offer materials may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                          [GEORGESON SHAREHOLDER LOGO]

                          17 State Street, 10th Floor
                               New York, NY 10004
                     Banks and Brokers Call: (212) 440-9800
                   All Others Call Toll Free: (866) 318-0509

                      The Dealer Manager for the Offer is:

                              Merrill Lynch & Co.
                            4 World Financial Center
                            New York, New York 10080
                         Call Toll Free: (866) 276-1462

                                        16